    Oppenheimer Trinity
         Growth Fund 341
        07/31/00            Fiscal Year End

         The Fund's Past
             Performance

     Bar Chart ( @ NAV):

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                                                                       2000
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                                                                     -23.24%
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                            -------------------                   -------------------
               Bar Chart                          1/1/01            through            3/31/01         , the cumulative                                            -16.59%.
                                                                                                       return for Class
                                                                                                           A shares was
                                            -------------------                   -------------------                                                         ------------------
      Footnote ( @ NAV):

                                                                                  -------------------                   --------------------------------------
      Best/Worst Quarter                                            Best Return %      Quarter                            Worst Return %        Quarter
       Returns ( @ NAV):
                                                               --------------------------------------                   --------------------------------------
                                                               --------------------------------------                   --------------------------------------
                                                                     15.06              4qtr99                                -19.29             4qtr00
                                                               --------------------------------------                   --------------------------------------

    Average Annual Total
       Returns ( @ MOP):

                                                               --------------------------------------                                      -------------------
                                                                   Average Annual                                             Past 5 Years      Past 10 Years
                                                                            Total
                                                                                                     --------------------------------------
                                                                  Returns for the                                        (or life of class  (or life of class
                                                                   periods ending
                                                                December 31, 2000                       Past 1 Year               if less)           if less)
                                                               --------------------------------------                   --------------------------------------
                                                               --------------------------------------
                                                                   Class A Shares
                                                                  Inception date:      09/01/99           -27.66%            -14.43%              N/A
                                                               S&P Barra Growth
                                                               -----------------------------------------------------------------------------------------------
                                                               From: 08/31/00                             -22.08%             -6.28%              N/A
                                                               --------------------------------------
                                                                   Class B Shares
                                                                  Inception date:      09/01/99           -27.80%            -13.99%              N/A
                                                               S&P Barra Growth
                                                               -----------------------------------------------------------------------------------------------
                                                               From: 08/31/00                             -22.08%             -6.28%              N/A
                                                               --------------------------------------
                                                                   Class C Shares
                                                                  Inception date:      09/01/99           -24.69%            -11.32%              N/A
                                                               S&P Barra Growth
                                                               -----------------------------------------------------------------------------------------------
                                                               From: 08/31/00                             -22.08%             -6.28%              N/A
                                                               --------------------------------------
                                                                   Class Y Shares
                                                                  Inception date:      09/01/99           -23.20%            -10.38%              N/A
                                                               S&P Barra Growth
                                                               -----------------------------------------------------------------------------------------------
                                                               From: 08/31/00                             -22.08%             -6.28%              N/A

                                                                       Prospectus
                                                                 Performance Data

  Oppenheimer Large Cap
            Growth (775)
        07/31/00            Fiscal Year End

     Bar Chart ( @ NAV):

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
          1991                  1992               1993               1994               1995               1996               1997               1998              1999               2000
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                                                   30.83%            -22.99%
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                            -------------------                   -------------------                                                         ------------------
               Bar Chart                          1/1/01            through            3/31/01         , the cumulative                                            -20.70%.
                                                                                                       return for Class
                                                                                                           A shares was
                                            -------------------                   -------------------                                                         ------------------
      Footnote ( @ NAV):
                                            -------------------                   -------------------                                                         ------------------
               Bar Chart                         01/01/00           through            09/30/00        , the cumulative                                             NOTE                        %.
                                                                                                       return for Class
                                                                                                           A shares was
                                            -------------------                   -------------------                                                         ------------------
      Footnote ( @ NAV):

                                                               --------------------------------------                   --------------------------------------
      Best/Worst Quarter                                         Best Return %         Quarter                            Worst Return %        Quarter
       Returns ( @ NAV):
                                                               --------------------------------------                   --------------------------------------
                                                               --------------------------------------                   --------------------------------------
                                                                     20.49             4qtr 99                                -22.44             4qtr00
                                                               --------------------------------------                   --------------------------------------

    Average Annual Total
       Returns ( @ MOP):

                         -----------------------------------------------------------------------------------------------
                             Average Annual                       Past 1 Year           Past 5 Years      Past 10 Years
                                      Total
                            Returns for the                     (or life of class  (or life of class  (or life of class
                             periods ending
                          December 31, 2000                              if less)           if less)           if less)
                         -----------------------------------------------------------------------------------------------
                         --------------------------------------
                             Class A Shares
                            Inception date:      12/17/98           -27.08%             1.66%               N/A
                         -----------------------------------------------------------------------------------------------
                         Russell 1000
                         Growth Index
                         From: 12/31/98                             -22.42%             1.64%               N/A
                         S & P 500
                         --------------------------------------
                             From: 12/31/98                          -9.10%             4.89%               N/A
                         --------------------------------------
                             Class B Shares
                                                               ---------------------------------------------------------
                            Inception date:      03/01/99           -27.11%            -0.58%*              N/A
                         -----------------------------------------------------------------------------------------------
                         Russell 1000
                         Growth Index
                         From: 02/28/99                             -22.42%             1.21%               N/A
                         S & P 500
                         From: 02/28/99                              -9.10%             4.81%               N/A
                         --------------------------------------
                             Class C Shares
                                                               ---------------------------------------------------------
                            Inception date:      03/01/99           -23.92%             1.76%               N/A
                         -----------------------------------------------------------------------------------------------
                         Russell 1000
                         Growth Index
                         From: 02/28/99                             -22.42%             1.21%               N/A
                         S & P 500
                         From: 02/28/99                              -9.10%             4.81%               N/A
                         --------------------------------------
                             Class Y Shares
                                                               ---------------------------------------------------------
                            Inception date:      12/17/98           -22.25%             5.12%               N/A
                         -----------------------------------------------------------------------------------------------
                         Russell 1000
                         Growth Index
                         From: 12/31/98                             -22.42%             1.64%               N/A
                         S & P 500
                         -----------------------------------------------------------------------------------------------
                         From: 12/31/98                              -9.10%             4.89%               N/A

                          *CDSC for class B
                           shares is 4.00%.